GMAC Mortgage [GRAPHIC OMITTED]

      CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

1. GMAC Mortgage, LLC ("GMACM"), for itself and its affiliated servicing participant Homecomings Financial, LLC ("Homecomings"), is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where GMACM has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which GMACM acted as a primary servicer and involving first and second lien mortgage loans and home equity loans (the "GMACM Primary Servicing Platform"), as set forth in Appendix B hereto.

2.   GMACM has engaged  certain  vendors,  which are not servicers as defined in
     Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and GMACM elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto. GMACM has policies and procedures in place designed to provide reasonable assurance that such Vendors' activities comply in all material respects with the servicing criteria applicable to such Vendors;

3. Except as set forth in paragraph 4 below, GMACM used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" in Appendix A hereto are inapplicable to GMACM based on the activities it performs, directly or through its Vendors, with respect to the GMACM Primary Servicing Platform;

5. GMACM has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the GMACM Primary Servicing Platform taken as a whole, except as described in Appendix C hereto.

6. GMACM has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the GMACM Primary Servicing Platform taken as a whole;

7. GMACM has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the GMACM Primary Servicing Platform taken as a whole; and

8. PricewaterhouseCoopers LLP, a registered independent public accounting firm, has issued an attestation report on GMACM's compliance with the applicable servicing criteria for the Reporting Period.



March 17, 2008

                                          GMAC Mortgage, LLC

                                          By:     /s/ Anthony N. Renzi
                                          Name:   Anthony N. Renzi
                                          Title:  Executive Vice President


                                                               APPENDIX A

  ------------------------------------------------------------------------- -------------------------------- ------------------
                                                                                                               INAPPLICABLE
                                                                                      APPLICABLE                 SERVICING
                             SERVICING CRITERIA                                   SERVICING CRITERIA             CRITERIA
  ------------------------------------------------------------------------- -------------------------------- ------------------
                                                                                             Performed by
                                                                                             Vendor(s) for    NOT performed by
                                                                               Performed      which GMACM        GMACM or by
                                                                                Directly        is the        subservicer(s)
                                                                                  by          Responsible       or vendor(s)
    Reference                             Criteria                               GMACM           Party        retained by GMACM
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
                                General Servicing Considerations
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(1)(i)       Policies and procedures are instituted to monitor                                              X
                      any performance or other triggers and events of
                      default in accordance with the transaction
                      agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(1)(ii)      If any material servicing activities are outsourced
                      to third parties, policies and procedures are                X
                      instituted to monitor the third party's performance
                      and compliance with such servicing activities.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(1)(iii)     Any requirements in the transaction agreements to                                              X
                      maintain a back-up servicer for the pool assets are
                      maintained.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is
                      in effect on the party participating in the                  X
                      servicing function throughout the reporting period
                      in the amount of coverage required by and otherwise
                      in accordance with the terms of the transaction
                      agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
                               Cash Collection and Administration
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(2)(i)       Payments on pool assets are deposited into the               X               X(1)
                      appropriate custodial bank accounts and related
                      bank clearing accounts no more than two business
                      days following receipt, or such other number of
                      days specified in the transaction agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(2)(ii)      Disbursements made via wire transfer on behalf of
                      an obligor or to an investor are made only by                X
                      authorized personnel.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(2)(iii)     Advances of funds or guarantees regarding
                      collections, cash flows or distributions, and any            X
                      interest or other fees charged for such advances,
                      are made, reviewed and approved as specified in the
                      transaction agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(2)(iv)      The related accounts for the transaction, such as
                      cash reserve accounts or accounts established as a           X
                      form of overcollateralization, are separately
                      maintained (e.g., with respect to commingling of
                      cash) as set forth in the transaction agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(2)(v)       Each custodial account is maintained at a federally
                      insured depository institution as set forth in the           X
                      transaction agreements. For purposes of this
                      criterion, "federally insured depository
                      institution" with respect to a foreign financial
                      institution means a foreign financial institution
                      that meets the requirements of Rule 13k-1(b)(1) of
                      the Securities Exchange Act.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent
                      unauthorized access.                                         X

  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------




  ------------------------------------------------------------------------- -------------------------------- ------------------
                                                                                                               INAPPLICABLE
                                                                                      APPLICABLE                 SERVICING
                             SERVICING CRITERIA                                   SERVICING CRITERIA             CRITERIA
  ------------------------------------------------------------------------- -------------------------------- ------------------
                                                                                             Performed by
                                                                                             Vendor(s) for    NOT performed by
                                                                               Performed      which GMACM        GMACM or by
                                                                                Directly        is the        subservicer(s)
                                                                                  by          Responsible       or vendor(s)
    Reference                             Criteria                               GMACM           Party        retained by GMACM
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for
                      all asset-backed securities related bank accounts,
                      including custodial accounts and related bank
                      clearing accounts. These reconciliations are (A)
                      mathematically accurate; (B) prepared within 30              X
                      calendar days after the bank statement cutoff date,
                      or such other number of days specified in the
                      transaction agreements; (C) reviewed and approved
                      by someone other than the person who prepared the
                      reconciliation; and (D) contain explanations for
                      reconciling items. These reconciling items are
                      resolved within 90 calendar days of their original
                      identification, or such other number of days
                      specified in the transaction agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
                               Investor Remittances and Reporting
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(3)(i)       Reports to investors, including those to be filed                                              X
                      with the Commission, are maintained in accordance
                      with the transaction agreements and applicable
                      Commission requirements. Specifically, such reports
                      (A) are prepared in accordance with timeframes and
                      other terms set forth in the transaction
                      agreements; (B) provide information calculated in
                      accordance with the terms specified in the
                      transaction agreements; (C) are filed with the
                      Commission as required by its rules and
                      regulations; and (D) agree with investors' or the
                      trustee's records as to the total unpaid principal
                      balance and number of pool assets serviced by the
                      Servicer.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(3)(ii)      Amounts due to investors are allocated and remitted                                            X
                      in accordance with timeframes, distribution
                      priority and other terms set forth in the
                      transaction agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(3)(iii)     Disbursements made to an investor are posted within
                      two business days to the Servicer's investor
                      records, or such other number of days specified in                                             X
                      the transaction agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(3)(iv)      Amounts remitted to investors per the investor
                      reports agree with cancelled checks, or other form                                             X
                      of payment, or custodial bank statements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
                                   Pool Asset Administration
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(i)       Collateral or security on pool assets is maintained                                            X
                      as required by the transaction agreements or
                      related mortgage loan documents.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(ii)      pool asset and related documents are safeguarded as                                            X
                      required by the transaction agreements
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(iii)     Any additions, removals or substitutions to the                                                X
                      asset pool are made, reviewed and approved in
                      accordance with any conditions or requirements in
                      the transaction agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(iv)      Payments on pool assets, including any payoffs,              X              X(1)
                      made in accordance with the related pool asset
                      documents are posted to the Servicer's obligor
                      records maintained no more than two business days
                      after receipt, or such other number of days
                      specified in the transaction agreements, and
                      allocated to principal, interest or other items
                      (e.g., escrow) in accordance with the related pool
                      asset documents.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(v)       The Servicer's records regarding the pool assets
                      agree with the Servicer's records with respect to            X
                      an obligor's unpaid principal balance.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------




  ------------------------------------------------------------------------- -------------------------------- ------------------
                                                                                                               INAPPLICABLE
                                                                                      APPLICABLE                 SERVICING
                             SERVICING CRITERIA                                   SERVICING CRITERIA             CRITERIA
  ------------------------------------------------------------------------- -------------------------------- ------------------
                                                                                             Performed by
                                                                                             Vendor(s) for    NOT performed by
                                                                               Performed      which GMACM        GMACM or by
                                                                                Directly        is the        subservicer(s)
                                                                                  by          Responsible       or vendor(s)
    Reference                             Criteria                               GMACM           Party        retained by GMACM
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(vi)      Changes with respect to the terms or status of an
                      obligor's pool assets (e.g., loan modifications or           X
                      re-agings) are made, reviewed and approved by
                      authorized personnel in accordance with the
                      transaction agreements and related pool asset
                      documents.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g.,
                      forbearance plans, modifications and deeds in lieu
                      of foreclosure, foreclosures and repossessions, as           X
                      applicable) are initiated, conducted and concluded
                      in accordance with the timeframes or other
                      requirements established by the transaction
                      agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(viii)    Records documenting collection efforts are
                      maintained during the period a pool asset is
                      delinquent in accordance with the transaction                X
                      agreements. Such records are maintained on at least
                      a monthly basis, or such other period specified in
                      the transaction agreements, and describe the
                      entity's activities in monitoring delinquent pool
                      assets including, for example, phone calls, letters
                      and payment rescheduling plans in cases where
                      delinquency is deemed temporary (e.g., illness or
                      unemployment).
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(ix)      Adjustments to interest rates or rates of return
                      for pool assets with variable rates are computed             X
                      based on the related pool asset documents.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(x)       Regarding any funds held in trust for an obligor
                      (such as escrow accounts): (A) such funds are
                      analyzed, in accordance with the obligor's pool
                      asset documents, on at least an annual basis, or             X
                      such other period specified in the transaction
                      agreements; (B) interest on such funds is paid, or
                      credited, to obligors in accordance with applicable
                      pool asset documents and state laws; and (C) such
                      funds are returned to the obligor within 30
                      calendar days of full repayment of the related pool
                      assets, or such other number of days specified in
                      the transaction agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax           X              X(2)
                      or insurance payments) are made on or before the
                      related penalty or expiration dates, as indicated
                      on the appropriate bills or notices for such
                      payments, provided that such support has been
                      received by the Servicer at least 30 calendar days
                      prior to these dates, or such other number of days
                      specified in the transaction agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(xii)     Any late payment penalties in connection with any
                      payment to be made on behalf of an obligor are paid          X
                      from the Servicer's funds and not charged to the
                      obligor, unless the late payment was due to the
                      obligor's error or omission.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are               X              X(2)
                      posted within two business days to the obligor's
                      records maintained by the Servicer, or such other
                      number of days specified in the transaction
                      agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible
                      accounts are recognized and recorded in accordance           X
                      with the transaction agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------
  1122(d)(4)(xv)      Any external enhancement or other support,
                      identified in Item 1114(a)(1) through (3) or Item            X
                      1115 of Regulation AB, is maintained as set forth
                      in the transaction agreements.
  ------------------- ----------------------------------------------------- ---------------- --------------- ------------------

(1) A vendor posts cash receipts received via lockbox submission to GMACM's lockbox clearing account.

(2) A vendor provides certain information to GMACM to assist GMACM in making tax and insurance payments on behalf of certain obligors.

                                   APPENDIX B

2007-EMX1             2007-RS1              2006-KS9             2006-QS5
2007-HI1              2007-RS2              2006-NC1             2006-QS6
2007-HSA1             2007-RZ1              2006-NC2             2006-QS7
2007-HSA2             2007-S1               2006-NC3             2006-QS8
2007-HSA3             2007-S2               2006-QA1             2006-QS9
2007-KS1              2007-S3               2006-QA10            2006-RS1
2007-KS2              2007-S4               2006-QA11            2006-RS2
2007-KS3              2007-S5               2006-QA2             2006-RS3
2007-KS4              2007-S6               2006-QA3             2006-RS4
2007-QA1              2007-S7               2006-QA4             2006-RS5
2007-QA2              2007-S8               2006-QA5             2006-RS6
2007-QA3              2007-S9               2006-QA6             2006-RZ1
2007-QA4              2007-SA1              2006-QA7             2006-RZ2
2007-QA5              2007-SA2              2006-QA8             2006-RZ3
2007-QH1              2007-SA3              2006-QA9             2006-RZ4
2007-QH2              2007-SA4              2006-QH1             2006-RZ5
2007-QH3              2007-SP1              2006-QO1             2006-S1
2007-QH4              2007-SP2              2006-QO10            2006-S10
2007-QH5              2007-SP3              2006-QO2             2006-S11
2007-QH6              2006-EFC1             2006-QO3             2006-S12
2007-QH7              2006-EFC2             2006-QO4             2006-S2
2007-QH8              2006-HI1              2006-QO5             2006-S3
2007-QH9              2006-HI2              2006-QO6             2006-S4
2007-QO1              2006-HI3              2006-QO7             2006-S5
2007-QO2              2006-HI4              2006-QO8             2006-S6
2007-QO3              2006-HI5              2006-QO9             2006-S7
2007-QO4              2006-HSA1             2006-QS1             2006-S8
2007-QO5              2006-HSA2             2006-QS10            2006-S9
2007-QS1              2006-HSA3             2006-QS11            2006-SA1
2007-QS10             2006-HSA4             2006-QS12            2006-SA2
2007-QS11             2006-HSA5             2006-QS13            2006-SA3
2007-QS2              2006-KS1              2006-QS14            2006-SA4
2007-QS3              2006-KS2              2006-QS15            2006-SP1
2007-QS4              2006-KS3              2006-QS16            2006-SP2
2007-QS5              2006-KS4              2006-QS17            2006-SP3
2007-QS6              2006-KS5              2006-QS18            2006-SP4
2007-QS7              2006-KS6              2006-QS2
2007-QS8              2006-KS7              2006-QS3
2007-QS9              2006-KS8              2006-QS4



2007-2N
2007-DBALT-OA1
2007-GSR-AR1
2007-GSR-OA1
2007-HALO-AR2
2007-HV2
2007-HV7
2007-LUM-2
2007-LXS-12N
2007-LXS-15N

2007-LXS-4N LEHMAN
2007-MANA-A2
2007-MANA-AF1
2007-MANA-OAR3
2007-MANA-OAR4
2007-MARM-3
2007-POWH3
2007-SARM-06
2006-BAFC-1
2006-LUM-5
2006-LUM-6
2006-MARM-OA1
2006-MARM-OA2
2006-POWH13
2006-POWH13B
2006-POWH16
2006-POWH16B
2006-POWH17
2006-POWH17B
2006-POWH18
2006-POWH18B
2006-POWH20
2006-POWH21
2006-POWH22
2006-QWH20
2006-QWH8
2006-WH1
2006-WH11
2006-WH12
2006-WH21
2005-QWH7

2007-DBALT-RAMP1
2007-DLJMC-HCSB
2007-GSR-OA2
2007-GSR-HEL1
2007-QRWH1
2007-SARM-3 LEHMAN
2001-PTWH11
2003-PTWH18
2005-QWH13
2005-WH20
2005-WH25A
2005-WH25B
2005-WH28B
2005-WH29
2007-ACE SL1
2007-HALO AR1
2007-MARM1
2007-RFC1 CCM
2006-18N
2006-BAFC6
2006-CMLT1 AAR7

2006-D
2006-DBALT-AF1
2006-GSAA1
2006-GSAMP HE8
2006-GSR-AR2
2006-LUM3
2006-MARM-OA3
2006-RFC1 CCM
2006-BAFC-5
2006-DBALT-AR1
2006-HWH10
2006-KWH3B
2006-HWH17
2006-HWH19
2006-KWH1


SACO 06-1
2006-5
SACO 06-8
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
SACO 06-10
SACO 06-12
SACO 2007-2
BSSLT07-1
BSSLT07-1
BSSLT 2007-2
2006-S1
2006-RF2
SAIL2006-2
2006-3H
LMT 2006-2
2006-GP2
2006-4N
2006-GP1
LXS 2006-7
LXS 2006-8
2006-GP3
LXS 06-10N
2006-ARS1
LXS 06-10N
LXS2006-11

LXS2006-GP4
LXS 06-12N
2006-GEL3
LXS2006-12N
GPMF2006AR4
LXS2006-13
GPMF2006AR5
GPMF2006AR6
LMT 2006-7
2006-GEL4
GPMF2006AR7
GPMF2006AR8
2007-GEL1
2007-GEL1
GPMF2007AR1
SASCO07-RF1
GPMF2007AR2
2007-GEL2
2007-GEL2
SAS2007-TC1
SASCO07-RF2
SASCO07-RNP1
LXS 06-18N
LXS 2007-4N
LXS 07-15N
BOA-PNC
BOA-PNC
LEHMAN 0705
BV 2007-18
SECURITIES
2007-AR1
BAFC 06-5
SNDVW2006-A
SNDV2007-1
HBVW 06-SB1
BAYVIEW
BAYVIEW
MASD 2007-1
MASD 2007-1
MASTR 07-2
MASTR 07-2
ISAC 2006-5
SAC 2006-3

ISAC 2006-4
CMB 2007-A
MSM 06-10SL
MSM 06-14SL
MSM2007-4SL
BV 2007-1
MSM 06-4SL
NAAC2006AP1
ACE2007HE5
Macquarie 2007-1
GSMPS06RP1
GSR 2006-4F
2006-1
TCMLT 07-1
DLJMC-WACHO
DLJMC-HUDSO
2006-HE1
MSM 06-2
MSM 06-3AR
MSM 06-5AR
MSM 06-6AR
MSM 06-7
MSM 06-8AR
MSM 06-11
MSM06-12XS
LUM 2006-6
CMLTI07AMC2
MARM 2007-2
DBALT06AB1
DBALT06AR1
GSR 2006-2F
MALT 2006-1
MSM 06-1AR
NAAC2006AR1
BAFC 06-1
BSALTA 06-1
MASD 2006-1
MARP 06-1
ACE2006-SL1
CSMC 2006-1
GSR2006-AR1
NAAC2006S1
MIT 2006-1

BAFC 06-2
GSR 2006-3F
NAAC2006AR2
DBALT06AF1
MASTR 06-1
2006-B
GSR2006-AR2
BSALTA 06-3
PRIME06-CL1
ARMT 2006-2
LUM 2006-4
NAAC2006S2
DBALT06AB2
DBALT06AR2
SAIL 2006-3
BSABS06SD2
BSARM2006-2
NAAC 06-AF1
NAAC 06-AF1
MASD 2006-2
DBALT06AB3
MALT 2006-3
LUM 2006-5
MASD 2006-2
BSALTA 06-4
BAFC 06-4
2006-S3
MSM 06-9AR
DBALT06AR3
GSMPS2004-4
HBRVW 06-8
NAAC 06-AF2
NAAC 06-AF2
NAAC 06-AF2
MSM07-3XS
GSMPS 06-2
ACE2006-SL4
SASCO 06BC2
MARP 06-2
MSM06-13ARX
MARM 06OA2
DBALT06AB4
DBALT06AR4

HBRVW 06-8
2006-AR3
CSMC 2006-8
MSM2007-5AX
DBALT06AR5
MSM06-16AX
MASD 2006-3
MSM06-15XS
HBRVW 06-10
CSMC 2006-9
MASTR 06-3
MASD 2006-03
2006-AR4
2006-S5
NHELI 06AF1
HBVW2006-14
DBALT06AR6
HBVW2006-13
MSM06-17XS
BAYVW2006-D
BSALTA 06-8
DBALT06OA1
SACO2006-11
MSM2007-1XS
MSM2007-2AX
DBALT07AR1
MALT 2007-1
NAAC 2007S1
NHEL 07-1
NHEL 07-1
DBALT07AR2
DBALT07BAR1
ACE2007SL1
RBSGC2007-B
MARM 2007-2
NAAC 2007-1
MSM07-6XS
DBALT07AR3
BSABS07SD2
DBALT07OA2
SEMT 2007-1
BSSLT07SV1
NAAC 2007S2

HVMLT 07-2
BSSLT07SV1
DBALT07AB1
ASC 2007-S1
BAYVW2007-A
MARM 07-HF1
HVMLT 07-3
HVMLT 07-A
BAFC 2007-3
ACE2007HE4
MSM07-7AX
CG2007-SHL1
NAAC 2007-1
ACE07STICS1
BSABS07SD3
SEMT 07-02
BAFC 2007-4
DBALT07OA3
HVMLT 07-4
HVMLT 07-4
MHL 2007-1
MSM07-8XS
DBALT 07-2
SEMT 07-4
GSR 2007-4F
DBALT07OA4
MSM07-10XS
MSM07-11AR
MHL 2007-2
DBALT07-1
NAAC 2007-3
NAAC 2007-2
DBALT07OA45
MSM07-12
HVMLT07-06
BAYVW2007-B
SEMT 07-03
MARM 07-HF2
ACE2007SL2
BAFC 2007-7
ACE2007SL3
ACE2007SL3
MSM07-13

CSMC 2007-6
HVMLT07-07
DBALT 07-3
MALT 07-HF1
DBALT 07-4
MSM07-14AR
MSM07-15AR

CSMC 2007-7
2006-S4
2006-J1
2006-AR1
2006-AR2
2006-HLTV1
2006-HE1
2006-HE2
2006-HE3
2006-HE4
2006-HE5
2007-HE1
2007-HE2
2007-HE3

                                   APPENDIX C


1. Certain custodial account reconciliations were not reviewed within timelines outlined in the GMACM's policies and procedures, as required by criteria 1122(d)(2)(vii)(C). Certain custodial accounts had reconciling items which were not resolved within 90 calendar days of original identification, as required by criteria 1122(d)(2)(vii)(D).

                                CORRECTIVE ACTION


Management has implemented the appropriate measures to resolve the bank reconciliation items noted in the report.


With respect to the remediation efforts described above, such discussions do not constitute a part of management's assertion or the accompanying attestation report.

                              PLATFORM INTEGRATION


The Homecomings servicing platform was integrated into the GMACM Primary Servicing Platform on May 1, 2007.


With respect to the platform integration described above, such discussions do not constitute a part of management's assertion or the accompanying attestation report.